CareView Communications, Inc. 8-K

Exhibit 10.4

CONSENT AND AMENDMENT TO NOTE AND WARRANT PURCHASE AGREEMENT AND SUBORDINATION AND INTERCREDITOR AGREEMENT

CONSENT AND AMENDMENT TO NOTE AND WARRANT PURCHASE AGREEMENT AND SUBORDINATION AND INTERCREDITOR AGREEMENT (this “Consent and Amendment”), dated as of February 2, 2018, among CAREVIEW COMMUNICATIONS, INC., a Nevada corporation (“Holdings”), CAREVIEW COMMUNICATIONS, INC., a Texas corporation and a wholly-owned subsidiary of Holdings (the “Borrower”), PDL INVESTMENT HOLDINGS, LLC, a Delaware limited liability company (as assignee of PDL BioPharma, Inc.), in its capacity as lender under the Credit Agreement defined below (in such capacity, the “Lender”) and in its capacity as agent (in such capacity, the “Agent”) under the Credit Agreement defined below, and EACH OF THE NOTE INVESTORS SIGNATORY TO THAT CERTAIN NOTE AND WARRANT PURCHASE AGREEMENT DEFINED BELOW (the “Note Investors”).

W I T N E S S E T H

WHEREAS Holdings, the Borrower, the Lender and the Agent have entered into that certain Credit Agreement dated as of June 26, 2015 (as amended, the “Credit Agreement”) pursuant to which the Lender made a term loan to the Borrower in the original aggregate principal amount of $20,000,000;

WHEREAS Holdings and the Note Investors have entered into that certain Note and Warrant Purchase Agreement dated as of April 21, 2011 (as amended, the “NWPA”) pursuant to which Holdings issued to the Note Investors senior secured convertible notes (the “NWPA Notes”) and warrants to purchase Holdings’ common stock (the “NWPA Warrants”);

WHEREAS the Agent and the Note Investors have entered into that certain Subordination and Intercreditor Agreement dated as of June 26, 2015 (the “Intercreditor Agreement”) pursuant to which the Note Investors agreed to the payment and lien subordination of obligations owed to the Note Investors under the NWPA to obligations owed to the Lender and the Agent under the Credit Agreement;

WHEREAS, the Borrower has requested that the Lender agree to modify certain provisions of the Credit Agreement and the other First Lien Loan Documents to prevent Events of Default from occurring thereunder during a defined “Modification Period” on the terms set forth in the Modification Agreement dated as of the date hereof among Holdings, the Borrower, the Subsidiary Guarantor, the Lender and the Agent (the “Modification Agreement”); and

WHEREAS in order to induce the Lender to enter into the Modification Agreement, and in order to further the purposes of the Modification Agreement and the transactions contemplated thereby, the Note Investors are willing to agree to the consents in respect of the terms of the NWPA and amendment to the Intercreditor Agreement as set forth herein.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

Article I.
DEFINITIONS

1.1           Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings provided in the Intercreditor Agreement.

Article II.
AMENDMENT TO INTERCREDITOR AGREEMENT

2.1         Amendment to Section 5.1(b). Subject to Section 4.1 of this Consent and Amendment, Section 5.1(b) of the Intercreditor Agreement is hereby amended and restated in its entirety as follows:

“(b)       If in connection with any sale, lease, exchange, transfer or other disposition of any Collateral (collectively, a “Disposition”) permitted under the terms of both the First Lien Loan Documents and the Second Lien Loan Documents (other than in connection with the exercise of PDL’s remedies in respect of the Collateral provided for by the First Lien Loan Documents), PDL releases for itself or on behalf of any of the First Lien Claimholders any of its Liens on any part of the Collateral or releases any Grantor from its guaranty of the First Lien Obligations in connection with the sale of the stock, or substantially all the assets, of the Borrower or the applicable Grantor other than (A) in connection with the Discharge of First Lien Obligations and (B) after the occurrence and during the continuance of any Event of Default under the Note Purchase Agreement, then the Liens, if any, of the Second Lien Claimholders on such Collateral and the obligations of such Grantor under its guaranty of the Second Lien Obligations shall be automatically, unconditionally and simultaneously released; provided that the net proceeds from any Disposition are applied to repay Obligations under the Credit Agreement to the extent required thereby. The foregoing notwithstanding, in the event that PDL consents to any Disposition of all or any portion of the hospital assets of any Grantor that is Collateral (including a sale of any Grantor all or substantially all of the assets of which are hospital assets) (but other than in connection with the exercise of PDL’s remedies in respect of the Collateral provided for by the First Lien Loan Documents) (a “Hospital Disposition”), and PDL releases for itself or on behalf of any of the First Lien Claimholders any of its Liens on any part of such hospital assets that are Collateral or releases any Grantor from its guaranty of the First Lien Obligations in connection with a Hospital Disposition, then the Liens, if any, of the Second Lien Claimholders on such hospital assets and the obligations of any such Grantor under its guaranty of the Second Lien Obligations shall be automatically, unconditionally and simultaneously released; provided that the net proceeds from any Hospital Disposition are applied to repay first, Obligations under the Credit Agreement until paid in full and thereafter, the Second Lien Obligations. The Second Lien Claimholders shall promptly execute and deliver to PDL, the Borrower or the applicable Grantor such termination statements, releases and other documents as PDL, the Borrower or the applicable Grantor may reasonably request to effectively confirm any such release contemplated herein.”

Article III.
CONSENTS TO NOTE AND WARRANT PURCHASE AGREEMENT

3.1           Consent under Sections 5.4 and 6.12. Subject to Section 4.1 of this Consent and Amendment, the Note Investors agree that the right of each Note Investor to purchase New Securities pursuant to Section 5.4 of the NWPA and the requirement that the Note Investors provide prior written consent prior to the issuance of capital stock or securities convertible into capital stock shall not apply to any issuance of capital stock or indebtedness pursuant to Section 5(a) and 5(d) of the Modification Agreement.

3.2           Consent under Section 6.4. For the avoidance of doubt, and subject to Section 4.1 of this Consent and Amendment, the Note Investors agree that any cash payment required to be made to PDL pursuant to Section 5(f)(ii) of the Modification Agreement shall be “First Lien Obligations”, and no payment of First Lien Obligations (including First Lien Obligations paid pursuant to Section 5(f)(ii) of the Modification Agreement) shall result in a violation of Section 6.4 of the NWPA.

Article IV.
condition

4.1           Condition Precedent. The effectiveness of this Consent and Amendment shall be conditioned upon the execution and delivery of the Modification Agreement among Holdings, the Borrower, the Subsidiary Guarantor, Agent and Lender, and delivery of a copy thereof to the Second Lien Agent, in each case on or prior to February 2, 2018.

Article V.
MISCELLANEOUS

5.1           Representation and Warranty regarding Note Investors. Holdings and the Borrower hereby represent and warrant to the Lender that the Note Investors executing this Consent and Amendment constitute all Note Investors who as of the date hereof hold shares of common stock of Holdings issued or issuable upon conversion of the NWPA Notes and the exercise of the NWPA Warrants. Holdings and the Borrower agree that any inaccuracy in the foregoing representation and warranty shall constitute an automatic Event of Default under the Credit Agreement.

5.2           Reaffirmation of Intercreditor Agreement. Each of Agent and the Note Investors party hereto hereby acknowledges and reaffirms its respective obligations, duties and covenants under the Intercreditor Agreement, as modified hereby.

5.3           Counterparts. This Consent and Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery of an executed signature page of this Consent and Amendment by facsimile transmission or electronic transmission shall be as effective as delivery of a manually executed counterpart hereof.

5.4           Construction; Captions. Each party hereto hereby acknowledges that all parties hereto participated equally in the negotiation and drafting of this Consent and Amendment and that, accordingly, no court construing this Consent and Amendment shall construe it more stringently against one party than against the other. The captions and headings of this Consent and Amendment are for convenience of reference only and shall not affect the interpretation of this Consent and Amendment. This Consent and Amendment shall, unless otherwise expressly indicated herein, be construed, administered and applied in accordance with the terms and provisions of the Intercreditor Agreement.

5.5           Successors and Assigns. This Consent and Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns (as permitted under the Credit Agreement and the Intercreditor Agreement).

5.6           Governing Law. This CONSENT AND Amendment, the rights and obligations of the parties hereto, and any claims or disputes relating thereto shall be governed by and construed in accordance with THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

5.7           Severability. The illegality or unenforceability of any provision of this Consent and Amendment or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Consent and Amendment or any instrument or agreement required hereunder.

[Signature page follows]

IN WITNESS WHEREOF, each of the parties hereto has caused this Consent and Amendment to be duly executed and delivered as of the date first above written.

HOLDINGS:

CAREVIEW COMMUNICATIONS, INC., a Nevada corporation

By:	/s/ Steven G. Johnson
Name: Steven G. Johnson
Title: President and Chief Executive Officer

BORROWER:

CAREVIEW COMMUNICATIONS, INC., a Texas corporation

By:	/s/ Steven G. Johnson
Name: Steven G. Johnson
Title: President and Chief Executive Officer

LENDER:

PDL INVESTMENT HOLDINGS, LLC

By:	/s/ Steffen Pietzke
Name: Steffen Pietzke
Title: CEO

AGENT:

PDL INVESTMENT HOLDINGS, LLC

By:	/s/ Steffen Pietzke
Name: Steffen Pietzke
Title: CEO

[Signature Page to Consent and Amendment]

NOTE INVESTORS:

HealthCor Partners Fund, L.P.
By: HealthCor Partners Management L.P., as Manager
By: HealthCor Partners Management, G.P., LLC, as General Partner

By:	/s/ Jeffrey C. Lightcap
Name: Jeffrey C. Lightcap
Title: Senior Managing Director

Address:	HealthCor Partners
1325 Avenue of the Americas, 27th Floor
New York, NY 10019

HealthCor Hybrid Offshore Master Fund, L.P.
By: HealthCor Hybrid Offshore G.P., LLC, as General Partner

By:	/s/ Joseph Healey
Name: Joseph Healey
Title:

Address:	HealthCor Partners
Carnegie Hall Towers
152 West 57th Street
New York, NY 10019

[Signature Page to Consent and Amendment]

NOTE INVESTORS:

/s/ Allen Wheeler
Allen Wheeler

/s/ Steven Johnson
Steven Johnson

/s/ James R. Higgins
Dr. James R. Higgins

[Signature Page to Consent and Amendment]

NOTE INVESTORS:

Raymond James & Assoc. Inc., not in its corporate capacity but solely as Custodian of the Individual Retirement Account of Sandra K. McRee. Further, all representations, warranties and covenants (including indemnities) set forth herein are being made by Sandra K. McRee, not Raymond James & Assoc. Inc.

By:	/s/ Joann A. Smith
Name: Joann Smith
Title: Custodian

/s/ Sandra K. McRee
Sandra K. McRee

[Signature Page to Consent and Amendment]

NOTE INVESTORS:

/s/ Stephen Berkley
Stephen Berkley

/s/ Alexandra Berkley
Alexandra Berkley

/s/ Steven B. Epstein
Steven B. Epstein

/s/ Deborah L. Epstein
Deborah L. Epstein

/s/ Jason Peter Epstein
Jason Peter Epstein

/s/ Gregory Harris Epstein
Gregory Harris Epstein

/s/ David Epstein
David Epstein

[Signature Page to Consent and Amendment]

NOTE INVESTORS:

/s/ Juliann Martin
Juliann Martin

/s/ Jason Thompson
Jason Thompson

Thompson Family Investments, LLC

By:	/s/ Jason Thompson
Name: Jason Thompson
Title: Manager

[Signature Page to Consent and Amendment]

NOTE INVESTORS:

/s/ Irwin Leiber
Irwin Leiber

/s/ Joseph P. Healey
Joseph P. Healey

/s/ Arthur B. Cohen
Arthur B. Cohen

SJ2, LLC

By:	/s/ Michael Mashaal
Name: Michael Mashaal
Title: Manager

Joseph Healey F/B/O The Joseph P. Healey 2011 Family Trust

By:	/s/ Joseph L. Dowling III
Name: Joseph L. Dowling III
Title: Trustee

[Signature Page to Consent and Amendment]

NOTE INVESTORS:

PENSCO TRUST COMPANY LLC, not in its corporate capacity but solely as Custodian of the Individual Retirement Account of Jeffrey C. Lightcap

By:
Name:
Title:

/s/ Jeffrey C. Lightcap
Jeffrey C. Lightcap
Beneficial Owner

Jeffrey C. Lightcap & Jane Lightcap Minor’s Present Interest Trust dated March 20th, 1997 F/B/O Bradford C. Lightcap

By:	/s/ Ira L. Schwartz
Name: Ira L. Schwartz
Title: Trustee

Jeffrey C. Lightcap & Jane Lightcap Minor’s Present Interest Trust dated March 20th, 1997 F/B/O Brian R. Lightcap

By:	/s/ Ira L. Schwartz
Name: Ira L. Schwartz
Title: Trustee

Jeffrey C. Lightcap & Jane Lightcap Minor’s Present Interest Trust dated March 20th, 1997 F/B/O Megan M. Lightcap

By:	/s/ Ira L. Schwartz
Name: Ira L. Schwartz
Title: Trustee

[Signature Page to Consent and Amendment]